UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

TRIPLEPOINT VENTURE GROWTH BDC CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRIPLEPOINT VENTURE GROWTH BDC CORP.

2755 Sand Hill Road, Suite 150

Menlo Park, California 94025

(650) 854-2090

March 14, 2019

Dear Stockholder:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of TriplePoint Venture Growth BDC Corp. (the “Company,” “TPVG,” “we,” “us” or “our”) to be held on Friday, April 26, 2019 at 10:30 a.m., local time, at the offices of Dechert LLP, One Bush Street, Suite 1600, San Francisco, CA 94104.

The notice of the Annual Meeting and the proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (1) elect two directors of the Company; (2) ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and (3) to transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.

It is very important that your shares be represented at the Annual Meeting. Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy and return it promptly in the envelope provided, or vote via the Internet or telephone. We encourage you to vote via the Internet, if possible, as it saves us significant time and processing costs. To vote via the Internet, access www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you access the web page. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

/s/ James P. Labe
James P. Labe
Chief Executive Officer and Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on April 26, 2019.

Our proxy statement and annual report on Form 10-K for the year ended December 31, 2018 are available on the Internet at www.astproxyportal.com/ast/18862/.

The following information applicable to the Annual Meeting may be found in the proxy statement and accompanying proxy card:

•	The date, time and location of the meeting;

•	A list of the matters intended to be acted on and our recommendations regarding those matters;

•	Any control/identification numbers that you need to access your proxy card; and

•	Information about attending the meeting and voting in person.

TRIPLEPOINT VENTURE GROWTH BDC CORP.

2755 Sand Hill Road, Suite 150

Menlo Park, California 94025

(650) 854-2090

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 26, 2019

Notice is hereby given to the holders of shares of common stock, $0.01 par value per share, (the “Stockholders”) of TriplePoint Venture Growth BDC Corp., a Maryland corporation (the “Company,” “TPVG,” “we,” “us” or “our”) that:

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company will be held at the offices of Dechert LLP, located at One Bush Street, Suite 1600, San Francisco, CA 94104, on Friday, April 26, 2019 at 10:30 a.m., local time, to consider and vote on the following proposals:

1. To elect two Class II directors of the Company who will each serve until the 2022 annual meeting of the Company’s stockholders, or until their respective successors are duly elected and qualified;

2. To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

3. To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

You have the right to receive notice of, and to vote at, the Annual Meeting if you were a Stockholder of record at the close of business on March 13, 2019. Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy and return it promptly in the envelope provided, or authorize a proxy via the Internet or telephone. Instructions are shown on the proxy card.

We have enclosed our annual report on Form 10-K for the year ended December 31, 2018, proxy statement and a proxy card. Please sign the enclosed proxy card and return it promptly in the envelope provided, or authorize a proxy via the Internet or telephone.

Your vote is extremely important to us. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

By Order of the Board of Directors,

/s/ Sajal K. Srivastava
Sajal K. Srivastava
Secretary

Menlo Park, California

March 14, 2019

This is an important Annual Meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or vote your shares electronically via the Internet or by telephone. Please see the enclosed proxy statement and the enclosed proxy card for details about electronic voting. Even if you vote your shares prior to this Annual Meeting, you still may attend the Annual Meeting and vote your shares in person if you wish to change your vote.

TRIPLEPOINT VENTURE GROWTH BDC CORP.

2755 Sand Hill Road, Suite 150

Menlo Park, California 94025

(650) 854-2090

PROXY STATEMENT

For

2019 Annual Meeting of Stockholders

To Be Held on April 26, 2019

This document provides the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (“Notice of Annual Meeting”). This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of TriplePoint Venture Growth BDC Corp., a Maryland corporation (the “Company,” “TPVG,” “we,” “us” or “our”), for use at our 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, April 26, 2019 at 10:30 a.m., local time, at the offices of Dechert LLP, located at One Bush Street, Suite 1600, San Francisco, CA 94104, and at any postponements or adjournments thereof. This Proxy Statement and the Company’s Annual Report for the year ended December 31, 2018 (the “2018 Annual Report”), are being mailed to the Company’s stockholders of record as of the close of business on March 13, 2019 (the “Stockholders”) on or about March 14, 2019.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by voting by proxy, which means that you authorize someone else to vote your shares. If you properly sign, date and return the accompanying proxy card or otherwise authorize a proxy and provide voting instructions, either via the Internet or telephone, and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you authorize a proxy without specifying your voting instructions, your votes will be cast in accordance with the Board’s recommendations. If any other business is brought before the Annual Meeting, your votes will be cast at the discretion of the proxy holders.

You may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy (either by telephone or the Internet), or by voting in person at the Annual Meeting. Any Stockholder entitled to vote at the Annual Meeting may attend the Annual Meeting and vote in person, whether or not he or she has previously authorized a proxy or wishes to change a previous vote. If you hold your shares in “street name” through a broker or other nominee, you must obtain a “legal proxy” from your broker or nominee in order to vote in person at the Annual Meeting.

PURPOSE OF ANNUAL MEETING

At the Annual Meeting, you will be asked to consider and vote on the following proposals:

1.	To elect two Class II directors of the Company who will each serve until the 2022 annual meeting of the Company’s stockholders, or until their respective successors are duly elected and qualified;

2.	To ratify the selection of Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

3.	To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

VOTING SECURITIES

You may vote at the Annual Meeting only if you were a Stockholder of record at the close of business on March 13, 2019 (the “Record Date”) or if you hold a valid proxy from a Stockholder of record as of the Record Date. There were 24,780,223 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), outstanding on the Record Date. Each share of Common Stock entitles the holder to cast one vote on each matter properly brought before the Annual Meeting.

QUORUM REQUIRED

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of Stockholders entitled to cast a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. If there are not enough Stockholders present to constitute a quorum, the chairman of the Annual Meeting may adjourn the Annual Meeting to permit the further solicitation of proxies.

VOTES REQUIRED

Proposal 1 — Election of Directors

The nominee directors will be elected by the affirmative vote of a plurality of the votes cast in the election of such directors. Cumulative voting is not permitted. If you instruct your proxy to “withhold authority” with respect to either nominee director, your votes will not be cast with respect to the person indicated. Because the nominee directors are elected by a plurality of the votes cast, an instruction to “withhold authority” will have no effect on the outcome of the vote. In addition, for purposes of the election of directors, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Proposal 2 — Ratification of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting is required to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Routine and Non-Routine Proposals and Broker Non-Votes

Proposal 1, the election of two Class II directors of the Company who will each serve until the 2022 annual meeting of the Company’s stockholders, or until their respective successors are duly elected and qualified, is considered a non-routine matter. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.” Therefore, broker non-votes may exist in connection with Proposal 1.

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with each proposal. Broker non-votes and abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the shares present or represented by proxy and voting at the Annual Meeting. For purposes of Proposal 1, broker non-votes will have no effect on the result of the vote.

Proposal 2, the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 is considered a routine matter. A broker or other nominee may generally vote in their discretion on routine matters, and therefore no broker non-votes are expected in connection with Proposal 2.

Adjournment and Additional Solicitation

If there appear to be insufficient votes to obtain a quorum at the Annual Meeting, the chairman of the meeting or the Stockholders who are represented in person or by proxy may vote to adjourn the Annual Meeting to permit further solicitation of proxies. Sajal K. Srivastava and James P. Labe are the persons named as proxies and, if adjournment is submitted to the Stockholders for approval, will vote proxies held by each of them for such adjournment to permit the further solicitation of proxies. Approval of any proposal to adjourn the Annual Meeting submitted to the Stockholders for approval requires the affirmative vote of a majority of the votes cast on the proposal.

A Stockholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

INFORMATION REGARDING THIS SOLICITATION

The Company is paying the costs of the solicitation of proxies and has retained Broadridge Financial Solutions, Inc. and American Stock Transfer and Trust Company, LLC to assist in the distribution of proxy materials and the solicitation of proxies from brokerage firms, fiduciaries, custodians, and other similar organizations representing beneficial owners of shares for the Annual Meeting. We have agreed to pay a fee of approximately $5,000 plus out-of-pocket expenses for these services.

The Company must also pay brokerage firms, fiduciaries, custodians, and other similar organizations representing beneficial owners certain fees associated with forwarding printed proxy materials by mail to beneficial owners who specifically request them and obtaining beneficial owners’ voting instructions.

In addition to solicitations by mail, the proxy solicitor and the Company’s directors and officers, without additional compensation, may solicit proxies on the Company’s behalf in person, by phone, or by electronic communication.

Stockholders may authorize proxies and provide their voting instructions through the Internet, by telephone, or by mail by following the instructions on the proxy card. These options require Stockholders to input the Control Number, which is provided on the proxy card. If you authorize a proxy using the Internet, after visiting www.voteproxy.com and inputting your Control Number, you will be prompted to provide your voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will, upon request, receive an e-mail confirming their instructions.

If a Stockholder wishes to participate in the Annual Meeting but does not wish to authorize his, her or its proxy by telephone or Internet, the Stockholder may authorize a proxy by mail by completing and executing the accompanying proxy card and returning it in the postage-paid envelope or attend the Annual Meeting in person.

Any proxy authorized pursuant to this solicitation by a Stockholder of record as of the Record Date may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the Annual Meeting, by attending the Annual Meeting and voting in person, or by a notice, provided in writing and signed by the Stockholder, delivered to the Company’s Secretary on any business day before the date of the Annual Meeting. If you hold your shares in “street name” through a broker or other nominee, you must follow the instructions provided by your broker or other nominee in order to revoke your proxy or change your voting instructions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, to our knowledge, no person would be deemed to control us, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Our directors consist of interested directors and independent directors. An interested director is an “interested person,” as defined in Section 2(a)(19) the 1940 Act, of the Company, and independent directors are all other directors (the “Independent Directors”).

The following table shows information as of the Record Date, unless otherwise indicated, regarding the beneficial ownership of our Common Stock by: (i) each person that the Company believes beneficially holds more than 5% of the outstanding shares of Common Stock based solely on the Company’s review of filings with the SEC pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (ii) each director and nominee; (iii) each executive officer of the Company; and (iv) all directors and executive officers as a group.

As of the Record Date, 24,780,223 shares of our Common Stock were issued and outstanding. Unless otherwise indicated, all persons named as beneficial owners of our Common Stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned. In addition, unless otherwise indicated, the address for each person named below is c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.

	Percentage of Common Stock Outstanding
Name and Address	Shares Owned (1)		Percentage (2)
James P. Labe	107,179	(3)	0.43%
Sajal K. Srivastava	182,004		0.73%
Andrew J. Olson	8,649		0.03%
Gilbert E. Ahye	—		—
Steven P. Bird	50,000		0.20%
Stephen A. Cassani	1,700		*
All directors and executive officers as a group (6 persons)	349,532		1.41%

Clearbridge Investments, LLC (4)	1,199,500		4.84%
Goldman Sachs Asset Management L.P. (5)	1,794,007		7.24%

*	Represents less than 0.01% of the issued and outstanding shares of our Common Stock as of the Record Date.
(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock listed in this table.

(2)	Based on a total of 24,780,223 shares of Common Stock issued and outstanding on the Record Date.
(3)	Includes 250 shares of Common Stock indirectly held in children’s custodian trust accounts.

(4)

Based on information provided in a Schedule 13G/A filed on February 14, 2019, Clearbridge Investments, LLC reported sole voting and dispositive power with respect to 1,199,500 shares of our Common Stock. The Schedule 13G/A does not include any information regarding shares acquired or sold since the date of such Schedule 13G/A. The business address of Clearbridge Investments, LLC is 620 8th Avenue, New York, NY 10018.

(5)

Based on information provided in a Schedule 13G/A filed on February 14, 2019, Goldman Sachs Asset Management, L.P. (“GSAM”) reported shared voting and dispositive power with respect to 1,794,007 shares of our Common Stock. GSAM is the investment manager to Vintage VII Mgr Hlds LP, Vintage VII A2 Offshore Holdings LP, Vintage VII B Offshore Holdings LP, and Vintage VII B2 Offshore Corporate Holdings LP and may be deemed to share beneficial ownership of the shares of Common Stock of which such entities are the record owner. In addition, GSAM is the investment manager to DALPP, L.P., FPP Alternative Investments I, LP, RA Program LP, Vintage VII LP, Vintage VII B LP and Vintage VII Emp LP, and may be deemed to share beneficial ownership of the shares of Common Stock of which such entities may share beneficial ownership. Finally, GSAM, by virtue of its relationship to VF VII Advisors LLC, may be deemed to share beneficial ownership of the shares of Common Stock of which VF VII Advisors LLC may be deemed to share beneficial ownership.

The Schedule 13G/A does not include any information regarding shares acquired or sold since the date of such Schedule 13G/A. The business address of Goldman Sachs Asset Management L.P. is 200 West Street, New York, NY 10282.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of our Common Stock, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors, and greater than 10% stockholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the year ended December 31, 2018, all Section 16(a) filing requirements applicable to such persons were met in a timely manner, with the following inadvertent exception: Steven P. Bird, an Independent Director, filed late one Form 4 with respect to one transaction.

DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS

Information as to the beneficial ownership listed in the table below is based on information furnished to the Company by the persons listed in the table. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act. The following table sets forth the dollar range of our Common Stock beneficially owned by each of our directors as of the Record Date.

Name of Director	Dollar Range of Equity Securities in TriplePoint Venture Growth BDC Corp. (1)(2)
Independent Directors
Gilbert E. Ahye	None
Steven P. Bird	Over $100,000
Stephen A. Cassani	$10,001 - $50,000

Interested Directors
James P. Labe	Over $100,000
Sajal K. Srivastava	Over $100,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)

The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $13.45 on the Record Date on the New York Stock Exchange (“NYSE”). Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

PROPOSAL 1: ELECTION OF DIRECTORS

In accordance with the Company’s Amended and Restated Bylaws (the “Bylaws”), the Board currently has five members. Directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring at the annual meeting of the Company’s stockholders each year. After this election, the terms of Class I, II and III will expire in 2021, 2022 and 2020, respectively. Each director will hold office for the term to which he or she is elected, or until his or her successor is duly elected and qualifies.

A Stockholder can vote for, or instruct his, her or its proxy to withhold his, her or its vote from, the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If any nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that either Gilbert E. Ahye or Steven P. Bird will be unable or unwilling to serve.

THE BOARD, INCLUDING EACH OF ITS INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Non-Nominee Directors

Certain information with respect to the Class II nominees for election at the Annual Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds and the year in which each person became a director of the Company. Each of the nominees for Class II director currently serves as a director of the Company.

Each of Gilbert E. Ahye and Steven P. Bird has been nominated for election as a Class II director for a term expiring at the annual meeting of the Company’s stockholders in 2022. Neither Mr. Ahye nor Mr. Bird is being proposed for election pursuant to any agreement or understanding between Mr. Ahye or Mr. Bird, on the one hand, and the Company or any other person or entity, on the other hand.

Nominees for Class II Directors – Term Expiring 2022

Mr. Ahye and Mr. Bird are not “interested persons” of the Company as defined in the 1940 Act.

Name, Address and Age (1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director or Nominee for Director During the Past 5 years (2)
Independent Directors
Gilbert E. Ahye – 71	Director	Class II Director since 2013; Term Expires 2022	Vice Chairman of American Express Global Business Travel, a joint venture with American Express and a group of private investors, from September 2014 through 2016 and adviser of the private equity firm of Certares. Executive Vice President – Chief Development Officer at American Express from May 2003 through August 2014.	Serves as a board advisor to the Henry Street Settlement

Steven P. Bird – 64	Director	Class II Director since 2013; Term Expires 2022	Co-founder and General Partner of Focus Ventures, located in Palo Alto, California, since 1997.	None

Class I Directors – Term Expiring 2021 (continuing directors not up for re-election at the Annual Meeting)

Mr. Srivastava is an “interested person” of the Company as defined in the 1940 Act due to his positions as Chief Investment Officer, President, Treasurer and Secretary of the Company. Mr. Cassani is not an “interested person” of the Company as defined in the 1940 Act.

Name, Address and Age (1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director or Nominee for Director During the Past 5 years (2)
Interested Director
Sajal K. Srivastava – 42	Chief Investment Officer, President, Treasurer, Secretary and Director	Class I Director since 2013; Term Expires 2021	Serves as the President and Chief Investment Officer of TriplePoint Capital LLC	None
Independent Director
Stephen A. Cassani – 52	Director	Class I Director since 2013; Term Expires 2021	Co-founder of Haven Capital Partners, located in Palo Alto, California, since 2009.	None

Class III Director – Term Expiring 2020 (continuing director not up for re-election at the Annual Meeting)

Mr. Labe is an “interested person” of the Company as defined in the 1940 Act due to his position as Chief Executive Officer of the Company.

Name, Address and Age (1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director or Nominee for Director During the Past 5 years (2)
Interested Director
James P. Labe – 62	Chief Executive Officer, Chairman of the Board	Class III Director since 2013; Term Expires 2020	Serves as the Chief Executive Officer of TriplePoint Capital LLC	None

(1)	The business address of each of our directors is c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.
(2)	No director otherwise serves as a director of an investment company subject to the Investment Company Act of 1940, as amended.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

Below is additional information about each director (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each director possesses, and which the Board believes has prepared each director to be effective. The Board believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience or a factor that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background, business, professional training or practice (e.g., finance, accounting or law), public service or academic positions, experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors interact with TriplePoint Advisers LLC (the “Adviser”), the Company’s investment adviser and a wholly owned subsidiary of TriplePoint Capital LLC (“TPC”), and also may benefit from information provided by the Company’s outside legal counsel. The Company’s outside legal counsel has significant experience advising funds, including other business development companies, and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that Such Individuals Should Serve as Directors of the Company

The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its Stockholders. There is no familial relationship among any of the members of our Board or our executive officers. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

Interested Directors

James P. Labe

The Board benefits from James P. Labe’s business leadership and experience and knowledge of the venture capital lending industry. Mr. Labe has been involved in the venture capital lending and leasing segment for more than 25 years and played a key role in making venture capital lending and leasing a regular source of capital for venture capital-backed companies. In particular, Mr. Labe founded and served as Chief Executive Officer of Comdisco Ventures, a division of Comdisco, Inc., which managed more than $3 billion in loan and lease transactions for more than 870 venture capital-backed companies and generated more than $500 million in cumulative pre-tax profits over 15 years during his tenure. Prior to joining Comdisco, Mr. Labe was employed by Equitec Financial Group. Mr. Labe has served as a voting member of TPC’s Investment Committee and has led and overseen TPC’s investment originations and venture capital relationship management efforts since its inception in 2006. Mr. Labe received a Bachelor of Arts degree from Middlebury College and received an Executive Master of Business Administration degree from the University of Chicago. Mr. Labe’s extensive venture capital lending and leasing experience led our Nominating and Corporate Governance Committee to conclude that Mr. Labe is qualified to serve as the Chairman of the Board.

Sajal K. Srivastava

Sajal K. Srivastava brings to the Board strong investment, credit and operating leadership experience along with a venture lending, leasing and technology finance background. Mr. Srivastava has served as a voting member of TPC’s Investment Committee and has led and overseen TPC’s day-to-day operations, credit and investment analysis, account servicing, portfolio monitoring, legal and finance groups since co-founding TPC with Mr. Labe. Prior to co-founding TPC, Mr. Srivastava worked with Mr. Labe at Comdisco Ventures where he, as head of their Investment and Credit Analyst team, structured, negotiated and managed venture lending and leasing transactions and also managed the diligence and credit analysis team. Before joining Comdisco, Mr. Srivastava was a Financial Analyst with Prudential Securities’ Technology Investment Banking Group. Mr. Srivastava received a Bachelor of Arts degree in Economics from Stanford University and received a Master of Science degree in Engineering Economic Systems and Operations Research from Stanford University. Mr. Srivastava’s strong investment, credit and operating leadership experience led our Nominating and Corporate Governance Committee to conclude that Mr. Srivastava is qualified to serve as a director.

Independent Directors

Gilbert E. Ahye

Gilbert E. Ahye brings to the Board expertise in accounting and business development. Mr. Ahye served as Vice Chairman of American Express Global Business Travel, a joint venture with American Express and a group of private investors, from September 2014 until 2016. In September 2014, he also became an adviser to the private equity firm of Certares. While at American Express Mr. Ahye had a longstanding career as a senior executive in finance, business development, investment, and mergers and acquisitions, and was at American Express for more than 30 years. Mr. Ahye served as the Executive Vice President – Chief Development Officer at American Express from May 2003 through August 2014 where he led the Corporate Development / M&A and Innovation group and was a member of American Express’s Global Management Team. During his time at American Express, Mr. Ahye also served as Chief Financial Officer of the U.S. Consumer Card Business from 1996 to 1999 and Treasurer of International and Domestic Treasury from 1985 to 1988. Prior to joining American Express, Mr. Ahye was head of Capital Budgeting for International Paper Company from 1978 to 1981. From 1977 to 1978, Mr. Ahye served as a Manager at Union Carbide Corporation. From 1971 to 1977, Mr. Ahye served as Senior Auditor at Ernst & Young. Mr. Ahye is a member of both the American and New York State Societies of CPAs and serves as a board advisor to the Henry Street Settlement. Mr. Ahye also serves as an advisor to a payments company in China. Mr. Ahye was named to Black Enterprise Magazine’s 75 Most Powerful Blacks on Wall Street in 2006. Mr. Ahye received a Bachelor of Science degree from Manhattan

College, a Master of Business Administration degree from St. John’s University and has a Certified Public Accountant accreditation. Mr. Ahye’s extensive practical experience with executing successful investment strategies and his long-term focus on business development led our Nominating and Corporate Governance Committee to conclude that Mr. Ahye is qualified to serve as a director.

Steven P. Bird

Steven P. Bird brings to the Board a diverse knowledge of business and finance. Mr. Bird is a well-known veteran of the Silicon Valley venture capital community as a result of a twenty-year career working with leading venture capital funds in both venture capital investing as well as venture capital debt financing. Mr. Bird is a co-founder and has been a General Partner of Focus Ventures, located in Palo Alto, California, since its founding in 1997. Focus Ventures, which invests in privately held, expansion stage technology companies, has managed over $830 million in assets, and Mr. Bird focuses on investments in enterprise software and internet services. Prior to co-founding Focus Ventures, from 1994 to 1996, Mr. Bird was a Managing Director at Comdisco Ventures Inc. where he was involved with debt and equity capital investments for emerging growth companies. From 1984 to 1992, Mr. Bird was a General Partner at First Century Partners, a venture capital fund affiliated with Smith Barney Inc. From 1992 to 1994, Mr. Bird was a Manager at Bain & Company, a management consulting firm where he worked with companies in the communications, software, and semiconductor industries. From 1977 to 1991, Mr. Bird worked as a Senior Development Engineer in software development at Battelle Northwest Laboratories. Mr. Bird received a Bachelor of Science degree from Stanford University, a Master of Science in Mechanical Engineering degree from Stanford University and a Master of Business Administration degree from the Stanford Graduate School of Business. Mr. Bird’s extensive experience with venture capital investing and venture capital debt financing led our Nominating and Corporate Governance Committee to conclude that Mr. Bird is qualified to serve as a director.

Stephen A. Cassani

Stephen A. Cassani brings to the Board a diverse knowledge of business, finance and capital markets. Mr. Cassani has had a long-standing career of over twenty-five years in investment banking and finance relating to growth stage venture capital and private equity-backed companies and in real estate. Mr. Cassani is a co-founder of Haven Capital Partners, a real estate investment, development and management company founded in 2009 and located in Palo Alto, California. At Haven Capital Partners, Mr. Cassani oversees a family office with extensive real estate holdings, where his duties include managing commercial development projects as well as new investment opportunities. Prior to co-founding Haven Capital Partners, Mr. Cassani spent most of his career in investment banking, most recently serving as a Managing Director at Citigroup Global Markets, where from 2001 to 2008 he led the firm’s west coast private capital markets business focusing primarily on expansion and growth stage venture capital and private equity backed companies. From 2000 to 2001, Mr. Cassani served as Vice President of Client Management for Brand3, a venture-backed software company. From 1996 to 2000, Mr. Cassani was a Principal in the investment banking group at Montgomery Securities / Banc of America Securities, with a focus on the consumer sector. Prior to that, Mr. Cassani began his investment banking career in the Private Equity Placements Group at Chase Securities, Inc. Mr. Cassani received a Bachelor of Arts degree from the University of California, Berkeley and a Master of Business Administration degree from Columbia Business School. Mr. Cassani’s extensive investment banking and finance experience relating to growth stage venture capital and private equity backed companies led our Nominating and Corporate Governance Committee to conclude that Mr. Cassani is qualified to serve as a director.

Corporate Governance

We believe that maintaining the highest standards of corporate governance is a crucial part of our business, and we are committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations. Our corporate governance guidelines are available on our website at www.tpvg.com.

Director Independence

NYSE corporate governance rules require that listed companies have a board of directors consisting of a majority of independent directors. On an annual basis, each member of our Board is required to complete a questionnaire designed to provide information to assist the Board in determining whether the director is independent under NYSE corporate governance rules, the Exchange Act, the 1940 Act and our corporate governance guidelines. The Board limits membership on the Audit Committee, the Nominating and Corporate Governance Committee, the Valuation Committee, and the Compensation Committee to Independent Directors.

Our Board currently consists of five members, three of whom are classified under applicable NYSE listing standards as “independent” directors and under Section 2(a)(19) of the 1940 Act as not “interested persons.” Based on these independence standards and the recommendation of the Nominating and Corporate Governance Committee, our Board has affirmatively determined that the following directors are independent:

Gilbert E. Ahye

Steven P. Bird

Stephen A Cassani

Our Board considers portfolio investments and transactions in which our Independent Directors may have had a direct or indirect interest, including the transactions, if any, described under the heading “Certain Relationships and Related Party Transactions” in evaluating each director’s independence under the 1940 Act and applicable NYSE listing standards, and the Board determined that no such transaction would impact the ability of any Independent Director to exercise independent judgment or impair his independence.

The Board’s Role in Risk Oversight

Our Board performs its risk oversight function primarily through (1) its four standing committees, which report to the entire Board and which are comprised solely of independent directors, and (2) active monitoring by our chief compliance officer and our compliance policies and procedures.

As described in more detail under “Committees of the Board of Directors,” the Audit Committee, the Nominating and Corporate Governance Committee, the Valuation Committee, and the Compensation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities.

The Audit Committee of the Board (which consists of all the Independent Directors) is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Valuation Committee is responsible for aiding the Board in determining the fair value of investments that are not publicly traded or for which current market values are not readily available. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments. The Compensation Committee’s risk oversight responsibilities include annually reviewing and recommending to our Board for approval the Investment Advisory Agreement (the “Advisory Agreement”) between the Company and the Adviser and the Administration Agreement between the Company and TriplePoint Administrator LLC (“Administrator”), our administrator and a subsidiary of our Adviser, including review of the reimbursement by the Company to the Administrator of the allocable portion of the cost of the Company’s chief financial officer and chief compliance officer and their respective staffs on an annual basis

Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by our Adviser as part of its day-to-day management of our investment activities. The Board reviews risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of our Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed.

Our Board also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The Board reviews, on an annual basis, a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and its service providers. The chief compliance officer’s annual report addresses, at a minimum, (a) the operation of the Company’s compliance policies and procedures and those of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the chief compliance officer meets separately in executive session with the Independent Directors at least once each year.

We believe that our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, we generally are not permitted to acquire any “non-qualifying asset” for purposes of Section 55 of the 1940 Act unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets, and we are not generally permitted to co-invest with affiliates and/or investment funds, accounts and vehicles managed by affiliates, unless in accordance with the terms of the exemptive order granted by the SEC to us and certain of our affiliates on March 28, 2018 (the “Exemptive Order”) and subject to certain exceptions.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet TPVG’s needs.

The Board’s Composition and Leadership Structure

Our Board monitors and performs an oversight role with respect to the business and affairs of TPVG, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to TPVG. Among other things, our Board approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, three of the Company’s five directors are Independent Directors (and are not “interested persons”). However, James P. Labe, Chief Executive Officer of TPC, and therefore an interested person of the Company, serves as Chairman of the Board. The Board believes that it is in the best interests of stockholders for Mr. Labe to lead the Board because of his broad experience with the day-to-day management and operations of other companies and his significant background in the financial services industry, as described above. The Board does not have a lead independent director. The Board believes that its leadership structure is appropriate in light of the characteristics and circumstances of the Company because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between our Adviser and the Board.

We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of four standing committees comprised solely of Independent Directors and the appointment of a chief compliance officer, with whom the Independent Directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

Board Meetings

For the year ended December 31, 2018, our Board held six Board meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served that were held while they were members of the Board during the year ended December 31, 2018. The Board’s standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings and encourage directors to attend the Company’s annual meetings of stockholders. All the directors attended the 2018 annual meeting of stockholders.

Committees of the Board of Directors

Audit Committee

The members of our Audit Committee are Gilbert E. Ahye, Steven P. Bird and Stephen A. Cassani, each of whom meets the independence standards established by the SEC and the NYSE for audit committees and is independent for purposes of the 1940 Act. Gilbert E. Ahye serves as Chairman of our Audit Committee. Our Board has determined that Gilbert E. Ahye is an “audit committee financial expert” under SEC rules. Our Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. For the year ended December 31, 2018, our Audit Committee met four times. The Audit Committee reviews and approves the amount of audit fees and any other fees paid to our independent accountants. The Audit Committee Charter is available on the Company’s website at www.tpvg.com.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Stephen A. Cassani, Gilbert E. Ahye and Steven P. Bird. Stephen A. Cassani serves as Chairman of our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is responsible for identifying, selecting and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board or a committee of our Board, developing and recommending to our Board a set of corporate governance principles and overseeing the evaluation of our Board and our management. For the year ended December 31, 2018, our Nominating and Corporate Governance Committee met one time.

The Nominating and Corporate Governance Committee considers stockholder proposals for possible nominees for election as directors when such proposals are submitted in accordance with the notice, information and consent provisions contained in our Bylaws and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to the Company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including, among other information set forth in our Bylaws, all information relating to the proposed nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the proposed nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules of the NYSE. See “Submission of Stockholders Proposals” in this proxy statement and the relevant provisions of the Bylaws for other requirements regarding submission of stockholder proposals.

Our Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of our Board, but the committee considers such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of our Board’s annual-self assessment, the members of our Nominating and Corporate Governance Committee evaluate the membership of our Board and whether our Board maintains satisfactory policies regarding membership selection. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter that is available on the Company’s website at www.tpvg.com.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board include compliance with the independence and other applicable requirements of the NYSE corporate governance rules, the 1940 Act and the SEC, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Corporate Governance Committee also may consider such other factors as it may deem are in the best interests of the Company and its stockholders.

Valuation Committee

The members of our Valuation Committee are Gilbert E. Ahye, Steven P. Bird and Stephen A. Cassani. Mr. Ahye serves as Chairman of our Valuation Committee. Our Valuation Committee is responsible for assisting our Board in determining the fair value of investments that are not publicly traded or for which current market values are not readily available. Our Board and Valuation Committee utilizes the services of independent valuation firms to help them determine the fair value of these securities. However, our Board does not have de minimis investments of less than 1% of our gross assets (up to an aggregate of 10% of our gross assets) independently reviewed. The Board, however, may request at its discretion to have such investments valued by an independent valuation firm. For the fiscal year ended December 31, 2018, our Valuation Committee met four times.

Compensation Committee

The members of our Compensation Committee are Steven P. Bird, Gilbert E. Ahye and Stephen A. Cassani. Steven P. Bird serves as Chairman of our Compensation Committee. The Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of our Chief Executive Officer and all other executive officers of the Company. Currently none of the Company’s executive officers is compensated by the Company and, as a result, the Compensation Committee does not produce and/or review a report on executive compensation practices. The Compensation Committee is responsible for reviewing the reimbursement by the Company to the Administrator of the allocable portion of the cost of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs on an annual basis.

Our Compensation Committee has the sole authority to retain and terminate any compensation consultant assisting our Compensation Committee, including sole authority to approve all such compensation consultants’ fees and other retention terms. Our Compensation Committee may delegate its authority to subcommittees or the Chairman of the Compensation Committee when it deems appropriate and in our best interests. For the year ended December 31, 2018, our Compensation Committee met two times. The Compensation Committee charter is available on our website at www.tpvg.com.

Executive Sessions and Communication with the Board

The Independent Directors serving on the Board typically meet in executive sessions at the conclusion of each regularly scheduled meeting of the Board, and additionally as needed, without the presence of any persons who serve as part of the Company’s management. These executive sessions of the Board are presided over by one of the Independent Directors serving on the Board selected on an ad-hoc basis.

Stockholders and other interested parties with questions about the Company are encouraged to contact the Company’s Investor Relations Department at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025 or by visiting the Company website at www.tpvg.com. However, if Stockholders or other interested parties believe that their questions have not been addressed, they may communicate with the Company’s Board, a committee of the Company’s Board, the Company’s Independent Directors as a group or the Company’s Board generally by sending their communications to Sajal K. Srivastava, Secretary, c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025 who will forward them to the intended recipient(s). Any such communications may be made anonymously. Unsolicited advertisements, invitations to conferences or promotional materials, in the discretion of the Secretary, are not required, however, to be forwarded to the directors.

Information about the Officers Who Are Not Directors

The following information pertains to officers of the Company who do not serve on the Board.

Name, Address and Age(1)	Positions held with Company	Principal Occupation(s) During the Past 5 Years
Andrew J. Olson(2) – 35	Chief Financial Officer

Mr. Olson has been our and the Adviser’s Chief Financial Officer since July 2017. Prior to joining us and the Adviser, Mr. Olson was an executive officer and the Vice President of Finance and Senior Controller at Hercules Capital, Inc., a publicly traded business development company, from September 2014 to July 2017. From 2006 to 2014 Mr. Olson served as a member of the PricewaterhouseCoopers financial services and banking industry practice group, most recently as a Senior Manager, in San Francisco and Hong Kong. Since 2014, he has served as the Treasurer, Finance Committee Chair and Director for the Randall Museum Friends, a not-for-profit Museum located in San Francisco, CA. Mr. Olson received his B.A. in Business Economics from the University of California, Santa Barbara, and is a Certified Public Accountant in the state of California.

Carl M. Rizzo – 67	Chief Compliance Officer

Mr. Rizzo is our and the Adviser’s Chief Compliance Officer. He has served as a Director at Alaric Compliance Services LLC since 2011 and performs his functions as Chief Compliance Officer under the terms of an agreement between the Company and Alaric Compliance Services LLC and the Adviser and Alaric Compliance Services LLC. Mr. Rizzo also currently serves as the Chief Compliance Officer of another publicly traded business development company, another private business development company, , and their respective registered investment advisors, as well as a private equity manager, and a

Name, Address and Age(1)	Positions held with Company	Principal Occupation(s) During the Past 5 Years

pension fund consulting company. Mr. Rizzo served from January 2014 to February 2015 as Chief Compliance Officer for an SEC-registered investment adviser to a group of private equity funds. Mr. Rizzo also served from May 2011 to November 2011 as interim Chief Compliance Officer for an SEC-registered investment adviser then with assets under management of approximately $110 billion. From 2006 to 2009, Mr. Rizzo served as Senior Principal Consultant with ACA Compliance Group, a regulatory compliance consulting firm. Mr. Rizzo received a Masters of Law degree in federal securities regulation from Georgetown University, a Bachelor of Arts degree from Davidson College and a Juris Doctor from the University of Richmond’s T.C. Williams School of Law.

(1)	The business address of each of our officers is c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.
(2)

On March 5, 2019, Mr. Olson informed the Company that he will be leaving the Company, effective as of March 22, 2019, in order to pursue other business interests. On March 6, 2019, the Board appointed Christopher Gastelu to serve as interim Chief Financial Officer of the Company, effective as of March 22, 2019, while the Board commences a search for a permanent chief financial officer.

Mr. Gastelu, 59, has served as a strategic consultant to the Company since July 2014 and has served as an independent consultant providing advisory services to various senior management teams, boards of directors and ownership groups since June 2013. Prior to his consulting roles, Mr. Gastelu served as a managing director of the Financial Institutions Group of UBS Investment Bank (“UBS”), covering specialty finance companies from 2006 to 2013. During his time at UBS, Mr. Gastelu originated and completed a wide variety of transactions including initial public offerings, public and private offerings of debt and equity, and buy- and sell-side M&A assignments as well as strategic advisory engagements. Prior to joining UBS, Mr. Gastelu served as a managing director of the Financial Institutions Group of Ryan Beck & Co. from 1998 to 2006, where he covered banking institutions and established a specialty finance practice.

For more information, please refer to Part II, Item 9B of the Annual Report, filed with the SEC on March 6, 2019.

Each officer holds his office until his successor is chosen and qualified, or until his earlier resignation or removal.

Code of Conduct and Code of Ethics

We expect each of our officers and directors, as well as any person affiliated with our operations, to act in accordance with the highest standards of personal and professional integrity at all times and to comply with the Company’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Board has adopted a Code of Business Conduct and Ethics, which is posted on the Company’s website at www.tpvg.com. The Code of Business Conduct and Ethics applies to all of the Company’s directors and officers. We intend to disclose any substantive amendments to, or waivers from, our Code of Business Conduct and Ethics within four business days of the waiver or amendment through a posting on our website.

As required by the 1940 Act and the Investment Advisers Act of 1940, as amended, we and our Adviser have adopted a Joint Code of Ethics that establishes procedures that apply to our directors, executive officers, officers, their respective staffs and the employees of our Adviser with respect to their personal investments and investment transactions. The Joint Code of Ethics generally does not permit investments by our directors, officers or any other covered person in securities that may be purchased or held by us. The Joint Code of Ethics is posted on the Company’s website at www.tpvg.com.

Compensation of Directors

The Independent Directors receive an annual fee, fees for meetings attended plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings in person. For the year ended December 31, 2018, the Independent Directors received an annual fee of $60,000, $2,500 for each regular Board meeting attended in person, $1,500 for each telephonic regular Board meeting, $1,000 for each committee meeting attended in person and $500 for each telephonic committee meeting. The chairman of the Audit Committee received an additional annual fee of $5,000. The following table shows information regarding the compensation earned by our directors for the year ended December 31, 2018. No compensation is paid by us to any interested director or executive officer of the Company.

Name	Aggregate Compensation from TriplePoint Venture Growth BDC Corp. (1)	Pension or Retirement Benefits Accrued as Part of Our Expenses (2)	Total Compensation from TriplePoint Venture Growth BDC Corp. Paid to Director (1)
Independent Directors
Gilbert E. Ahye	$89,000	—	$89,000
Steven P. Bird	$84,000	—	$84,000
Stephen A. Cassani	$84,000	—	$84,000

Interested Directors
James P. Labe	—	—	—
Sajal K. Srivastava	—	—	—

(1)	For a description of the Independent Directors’ compensation, see above.
(2)	We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

Compensation of Executive Officers

None of our officers receives direct compensation from us. However, Messrs. Labe and Srivastava, through their financial interests in our Adviser, are entitled to a portion of any investment advisory fees paid by us under the Advisory Agreement. In addition, the Company is responsible for expenses incurred by the Administrator in connection with administering the Company’s business, including making payments to the Administrator based upon the Company’s allocable portion of the Administrator’s overhead and other expenses associated with performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the allocable portion of the costs of compensation and related expenses of the Company’s Chief Compliance Officer and Chief Financial Officer and their respective administrative support staffs.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director or executive officer who is a party to the agreement, or an “Indemnitee,” including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

Certain Relationships and Related Party Transactions

Policies and Procedures for Managing Conflicts; Co-investment Opportunities

Certain members of our Adviser’s senior investment team and Investment Committee serve, or may serve, as officers, directors, members or principals of entities that operate in the same or a related line of business as we do, or of investment vehicles managed by TPC with similar investment objectives. Similarly, TPC may have other clients with similar, different or competing investment objectives.

Our investment strategy includes investing primarily in loans that have a secured collateral position and are generally used by venture growth stage companies to finance their continued expansion and growth, equipment financings and, on a select basis, revolving loans, together with, in many cases, attached equity “kickers” in the form of warrant investments, and direct equity investments. TPC also manages, and in the future may manage, other investment funds, accounts or vehicles that invest or may invest in these investments. Although we are the primary vehicle through which TPC focuses its venture growth stage business, other vehicles sponsored or managed by our Adviser’s senior investment team may also invest in venture growth stage companies or may have prior investments outstanding to our borrowers. As a result, members of our Adviser’s senior investment team and Investment Committee, in their roles at TPC, may face conflicts in the allocation of investment opportunities among us and other investment vehicles managed by TPC with similar or overlapping investment objectives in a manner that is fair and equitable over time and consistent with TPC’s allocation policy. Generally, when a particular investment would be appropriate for us as well as one or more other investment funds, accounts or vehicles managed by our Adviser’s senior investment team, such investment is apportioned by our Adviser’s senior investment team in accordance with (1) our Adviser’s internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. Such apportionment may not be strictly pro rata, depending on the good faith determination of all relevant factors, including differing investment objectives, diversification considerations and the terms of our or the respective governing documents of such investment funds, accounts or investment vehicles. These procedures could, in certain circumstances, limit whether or not a co-investment opportunity is available to us, the timing of acquisitions and dispositions of investments, the price paid or received by us for investments or the size of the investment purchased or sold by us.

We have co-invested and, in the future, may co-invest with investment funds, accounts and vehicles managed by TPC where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally are only permitted to co-invest with such investment funds, accounts and vehicles where the only term that is negotiated is price. However, on March 28, 2018, we, TPC and our Adviser received the Exemptive Order from the SEC, which permits greater flexibility to negotiate the terms of co-investments with TPC and/or investment funds, accounts and investment vehicles managed by TPC in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the Exemptive Order, we are permitted to co-invest with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.

Investment Advisory Agreement

We have entered into the Advisory Agreement with our Adviser pursuant to which we pay the Adviser a base management fee and incentive fee in exchange for the Adviser’s services sourcing, reviewing and structuring investment opportunities for us, underwriting and diligencing our investments and monitoring our investment portfolio on an ongoing basis. Our Board reapproved the Advisory Agreement for a one-year term in October 2018. The incentive fee is computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for the Adviser to make certain types of investments. Additionally, we rely on investment professionals from the Adviser to assist our Board with the valuation of our portfolio investments. The Adviser’s base management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of the Adviser are involved in the valuation process of our portfolio investments. For the fiscal year ended December 31, 2018, the Adviser earned a base management fee of $6.9 million and an incentive fee of $8.7 million.

Our Adviser is located at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.

Administration Agreement

Pursuant to the Administration Agreement, the Administrator furnishes us with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Our Board reapproved the Administration Agreement for a one-year term in October 2018. Under the Administration Agreement, the Administrator performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. The Company is responsible under the Administration Agreement for expenses incurred by the Administrator in connection with administering the Company’s business, including making payments to the Administrator based upon the Company’s allocable portion of the Administrator’s overhead and other expenses associated with performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the allocable portion of the costs of compensation and related expenses of the Company’s Chief Compliance Officer and Chief Financial Officer and their respective administrative support staffs.

The Adviser is the sole member of and controls the Administrator. For the fiscal year ended December 31, 2018, the Company reimbursed the Administrator $1.7 million for the services described above.

Our Administrator is located at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025. In addition, our Administrator has entered into a sub-administration agreement with SS&C Technologies Holdings, Inc. to provide certain sub-administrative services to us on behalf of our Administrator.

Staffing Agreement

The Adviser is an affiliate of TPC, with whom it has entered into a staffing agreement (the “Staffing Agreement”). Pursuant to the Staffing Agreement, TPC has made and will continue to make, subject to the terms of the Staffing Agreement, its investment and portfolio management and monitoring teams available to our Adviser. We believe that the Staffing Agreement (i) provides us with access to deal flow generated by TPC in the ordinary course of its business; (ii) provides us with access to TPC’s investment professionals, including its senior investment team led by Messrs. Labe and Srivastava, and TPC’s non-investment employees; and (iii) commits certain key senior members of TPC’s Investment Committee to serve as members of our Adviser’s Investment Committee. Our Adviser is responsible for determining if we will participate in deal flow generated by TPC. Our Adviser takes advantage of the significant deal origination channels, rigorous due diligence process, disciplined underwriting methods, creative investment structuring and hands-on portfolio management and investment monitoring capabilities of TPC’s senior investment team. The Staffing Agreement may be terminated by either party with 60 days’ prior written notice.

License Agreement

We have also entered into a license agreement (the “License Agreement”) with TPC under which TPC has granted us a non-exclusive, royalty-free license to use the name “TriplePoint” and the TriplePoint logo. Under the License Agreement, we have a right to use the “TriplePoint” name for so long as our Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “TriplePoint” name.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, comprised of all of Independent Directors has selected Deloitte to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019. This selection is presented for ratification by the Stockholders. It is expected that a representative of Deloitte will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions. The Company does not know of any direct or indirect financial interest of Deloitte in the Company.

Principal Accountant Fees and Services

The following aggregate fees by Deloitte, the Company’s current independent registered accounting firm, were billed to the Company for work attributable to audit, tax and other services provided to the Company for the fiscal years ended December 31, 2018 and 2017.

	Fiscal Year Ended December 31, 2018	Fiscal Year Ended December 31, 2017
Audit Fees	610,073	$553,860
Audit-Related Fees	97,000	—
Tax Fees	34,000	$30,000
All Other Fees	—	—
Total	$741,073	$583,860

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Deloitte in connection with statutory and regulatory filings. Of the audit fees billed for the years ended December 31, 2018 and December 31, 2017, $103,500 and $63,000, respectively, related to registration statement and prospectus filings.

Audit-Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees

Other fees would include fees billed for products and services other than the services reported above.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Deloitte, the Company’s independent auditor. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. Although there were no other fees incurred in the fiscal year ended December 31, 2018, if any of these would have been incurred, they would have been approved by the Audit Committee.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF DELOITTE AND TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

AUDIT COMMITTEE REPORT1

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2018.

Audit Firm Selection/Ratification

The Audit Committee is directly responsible for the appointment, compensation, retention, oversight and termination of the Company’s registered independent auditors.

At least annually, the Audit Committee reviews the Company’s independent registered public accounting firm to decide whether to retain such firm on behalf of the Company. Deloitte & Touche LLP (“Deloitte”) has been the Company’s independent registered public accounting firm since the Company’s inception.

When conducting its latest review of Deloitte, the Audit Committee actively engaged with Deloitte’s engagement partner and considered, among other factors:

•	the professional qualifications of Deloitte and that of the lead audit partner and other key engagement members relative to the current and ongoing needs of the Company;

•	Deloitte’s historical and recent performance on the Company’s audits, including the extent and quality of Deloitte’s communications with the Audit Committee related thereto;

•	senior management’s assessment of Deloitte’s performance;

•	the appropriateness of Deloitte’s fees relative to both efficiency and audit quality;

•	Deloitte’s independence policies and processes for maintaining its independence;

•	reports of the Public Company Accounting Oversight Board (“PCAOB”) on Deloitte;

•

Deloitte’s tenure as the Company’s independent registered public accounting firm and its related depth of understanding of the Company’s businesses, operations and systems and the Company’s accounting policies and practices;

•	Deloitte’s demonstrated professional integrity and objectivity;

•	the relative benefits, challenges, overall advisability and potential impact of selecting a different independent registered public accounting firm.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and Deloitte for the fiscal year ended December 31, 2018, with and without management present. The Audit Committee included in its review results of Deloitte’s examinations, the Company’s internal controls and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

[1]

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Audit Committee also has discussed with Deloitte matters relating to Deloitte’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Auditing Standard No. 16 (Communication With Audit Committees). In addition, the Audit Committee has discussed with Deloitte its independence from management and the Company, as well as the matters in the written disclosures received from Deloitte and required by PCAOB Rule 3526 (Communication with Audit Committee Concerning Independence). The Audit Committee received a letter from Deloitte confirming its independence and discussed it with them. The Audit Committee reviewed and approved the amount of audit fees paid to Deloitte for the fiscal year ended December 31, 2018. The Audit Committee discussed and reviewed with Deloitte the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of Deloitte’s audits and all fees paid to Deloitte during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Deloitte for the Company. The Audit Committee has reviewed and considered the compatibility of Deloitte’s performance of non-audit services with the maintenance of Deloitte’s independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.

The Audit Committee

Gilbert E. Ahye, Chair

Steven P. Bird

Stephen A. Cassani

OTHER BUSINESS

The Board knows of no other matter that is likely to come before the Annual Meeting or that may properly come before the Annual Meeting, apart from the consideration of an adjournment.

ANNUAL AND QUARTERLY REPORTS

Copies of our 2018 Annual Report, quarterly reports on Form 10-Q and current reports on Form 8-K are available at our website at www.tpvg.com or without charge upon request by calling us at (650) 854-2090. Please direct your request to TriplePoint Venture Growth BDC Corp., Attention: Investor Relations, 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025. Copies of such reports are also available free of charge on the SEC’s website at www.sec.gov.

DELIVERY OF PROXY MATERIALS

We have adopted a procedure called “householding.” Under this procedure, only one copy of this Proxy Statement, the 2018 Annual Report and the Notice of Annual Meeting may be delivered to multiple stockholders who share the same address unless we have received contrary instructions from one or more of such stockholders. We will deliver promptly, upon request, a separate copy of any of these documents to stockholders of record of the Company at a shared address to which a single copy of such documents was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by calling us at (650) 854-2090 or by writing to us at TriplePoint Venture Growth BDC Corp., Attention: Corporate Secretary, 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.

SUBMISSION OF STOCKHOLDER PROPOSALS

We currently expect that the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) will be held in April 2020, but the exact date, time and location of such meeting have yet to be determined. Any stockholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for the 2020 Annual Meeting, pursuant to Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”), must ensure that notice of such proposal is received at our principal executive office no later than November 15, 2019, and that such proposal complies with all applicable requirements of Rule 14a-8.

In addition, any stockholder who intends to propose a nominee to the Board or propose any other business to be considered by the stockholders at the 2020 Annual Meeting (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8) must comply with the advance notice provisions and other requirements of our Bylaws, a copy of which is on file with the SEC, and may be obtained from our Corporate Secretary upon request. Any such proposals must be sent to our Corporate Secretary, c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.

The advance notice provisions of our Bylaws require that nominations of persons for election to the Board and proposals of other business to be considered by the stockholders at the 2020 Annual Meeting must be made in writing and submitted to our Corporate Secretary at the address above no earlier than October 16, 2019 and no later than 5:00 pm Eastern Time, on November 15, 2019 and must otherwise be a proper matter for action by the stockholders. We advise you to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including but not limited to the different notice submission date requirements in the event that the date the 2020 Annual Meeting is before March 27, 2020 or after May 26, 2020. Any such stockholder proposals must comply with all applicable requirements of our Bylaws, including supporting documentation and other information.

Proxies solicited by the Company will confer discretionary voting authority with respect to any stockholder proposals submitted pursuant to the advance notice provisions of our Bylaws, subject to SEC rules governing the exercise of this authority.

The above procedures and requirements are only a summary of the provisions in our Bylaws regarding stockholder nominations of directors and proposals of business to be considered by the stockholders. Please refer to our Bylaws for more information on stockholder proposal requirements. The Company reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with the advance notice provisions and informational requirements of our Bylaws and other applicable requirements.

COMMUNICATIONS WITH THE BOARD

Any matter intended for the Board, or for any individual member of the Board, should be directed to our Corporate Secretary at 2755 Sand Hill Road, Suite 150, Menlo Park, CA 94025, with a request to forward the communication to the intended recipient. In general, any stockholder communication delivered to the Company for forwarding to Board members will be forwarded in accordance with the stockholder’s instructions. However, the Company reserves the right not to forward to Board members any abusive, threatening, or otherwise inappropriate materials.

The Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Audit Committee. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Mr. Carl M. Rizzo

TriplePoint Venture Growth BDC Corp.

Chief Compliance Officer

2755 Sand Hill Road, Suite 150

Menlo Park, CA 94025

The Audit Committee Members may be contacted at:

Messrs. Gilbert E. Ahye, Steven P. Bird and/or Stephen A. Cassani

TriplePoint Venture Growth BDC Corp.

Audit Committee Member

2755 Sand Hill Road, Suite 150

Menlo Park, CA 94025

You are cordially invited to attend our Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope, or authorize a proxy to vote your shares via the Internet or telephone, so that you may be represented at the Annual Meeting.

By Order of the Board of Directors,

/s/ Sajal K. Srivastava
Sajal K. Srivastava
Secretary

Menlo Park, California

March 14, 2019

PRIVACY NOTICE

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as are necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of our Adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

ANNUAL MEETING OF STOCKHOLDERS OF

TRIPLEPOINT VENTURE GROWTH BDC CORP.

April 26, 2019

PROXY VOTING INSTRUCTIONS

COMPANY NUMBER	
ACCOUNT NUMBER	

20230000000000001000 9 042619

NOMINEES:

☐ FOR ALL NOMINEES — ○ Gilbert E. Ahye

○ Steven P. Bird

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

TRIPLEPOINT ANNUAL VENTURE MEETING OF STOCKHOLDERS GROWTH OF BDC CORP. April 26, 2019 PROXY VOTING INSTRUCTIONS INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL—Sign, date and mail your proxy card in the envelope COMPANY NUMBER provided as soon as possible. IN PERSON—You may vote your shares in person by attending ACCOUNT NUMBER the Special Meeting. GO GREEN—e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT 10:30 AM, PACIFIC STANDARD TIME, ON APRIL 26, 2019: The Proxy Statement is available at: http://www.astproxyportal.com/ast/18862/ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20230000000000001000 9 042619 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. To elect two Class II directors of the Company who will each serve until the 2022 FOR AGAINST ABSTAIN annual meeting of the Company’s stockholders, or until their respective successors are 2. To ratify the selection of Deloitte & Touche LLP to serve as the duly elected and qualified. Company’s independent registered public accounting firm for the NOMINEES: fiscal year ending December 31, 2019. FOR ALL NOMINEES O O Steven Gilbert E P.. Ahye Bird To transact such other business that may properly come before the Annual Meeting, or any FOR WITHHOLD ALL NOMINEES AUTHORITY postponement or adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the FOR (See ALL instructions EXCEPT below) Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxies previously given with respect to the Annual Meeting. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To indicate changes change your to the the new address registered address on name(s) your in the account, address on the please account space check above may not the . Please be box submitted at note right and that via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: title Please as such sign .exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person give full .

TRIPLEPOINT VENTURE GROWTH BDC CORP. FOR THE ANNUAL MEETING OF STOCKHOLDERS April 26, 2019 The undersigned THIS PROXY stockholder IS SOLICITED of TriplePoint ON BEHALF Venture OF THE Growth BOARD BDC OF Corp DIRECTORS . (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints James P. Labe and Sajal K. Srivastava, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Dechert LLP located at One Bush Street, Suite 1600, San Francisco, CA 94104, on April 26, 2019 at 10:30 a.m., Pacific Standard Time, and at all postponements or adjournments thereof, as indicated on this proxy. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposal 1, FOR Proposal 2 and in the discretion of the proxies with respect to any other matters that may properly come before the meeting. Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope. (Continued and to be signed on the reverse side.) 14475

March 14, 2019

To Our Fellow Shareholders:

We are entering our fifth year as a public company in 2019, and as we look back on our history it has been a story of executing our business plan and investment strategy to reach record levels of achievement that drive results for our shareholders. We finished 2018 with our best-ever financial performance, including a record for annual distributions made to our shareholders.

We have achieved these results by remaining true to our founding principles. As we set out five years ago, our objective is to generate what we believe to be attractive risk-adjusted returns primarily through current income by making secured debt investments and equity investments in venture growth stage companies. These companies are backed by a select group of leading venture capital investors in the technology, life sciences and other high growth industries.

We are proud to share some of our accomplishments and highlights during TPVG’s first five years which, as of the end of 2018 included:

•	Cumulative debt and equity investment commitments of more than $1.6 billion;

•	Cumulative portfolio investment funding of more than $1 billion;

•	Cumulative repayments of more than $600 million, which substantially contributed to our portfolio yield and investment income;

•	Nearly 350% growth in our investment portfolio;

•	Growth in net assets of nearly $200 million, or a 136% increase from the IPO; and,

•	Cumulative dividends paid of $7.08 per share, which represents an aggregate cash-on-cash return of 47.2% annually to shareholders, based on our $15 per share IPO price.

And in 2018 alone, we set a number of yearly performance records, including:

•	Record debt and equity investment commitments of more than $500 million;

•	Record portfolio investment funding of $265 million;

•	Record net investment income of $1.71 per share;

•	Record earnings per share of $1.78;

•	Record dividends paid to shareholders of $1.54 per share; and,

•	Record portfolio growth, ending the year at an all-time high of $433 million.

2018 was also a year of progress on other fronts. We received formal approval from our shareholders to reduce our asset coverage requirement from 200% to 150%, as allowed under new legislation that went into effect earlier in the year. This permits us to increase our leverage (the ratio of debt to equity) from a maximum of 1.0x to 2.0x. The key benefit of higher leverage is that it can potentially help generate higher earnings. We recognize that higher leverage can represent higher risk, so we have historically operated well below 1.0x. And, even with the new higher limit, we’ve only modestly raised our target leverage range from 0.6x to 0.8x to its current 0.6x to 1.0x. So, while we appreciate the flexibility afforded under the new legislation, we intend to use it prudently.

As a reminder, although TPVG is only five years old, we are not newcomers to venture lending. The senior members of our management team each have decades of experience and were among the first to develop the investment class now known as venture lending. The venture growth segment that TPVG targets is only one portion of the overall business of our sponsor, TriplePoint Capital LLC (TPC). TPC was founded over 15 years ago by our senior team and is a leading global financing provider to venture capital-backed companies across all stages of their development.

Looking Forward

While we are proud of TPVG’s performance over the past five years, it’s only the beginning. We are excited to build upon this success in the years to come and are encouraged that TPVG enters 2019 with the largest originations pipeline in its history. That’s important because our portfolio is driven by our originations pipeline among other factors which helps drive earnings growth.

While market demand is strong and deal flow has increased it is also important to emphasize that we are not compromising our underwriting standards, pricing or investment strategy. We plan to capitalize on this demand while continuing to maintain our time-tested and careful investment approach and selectively invest in companies with innovative technologies and services backed by our select venture capital investors.

As we go forward into 2019 with an abundance of investment opportunities, we will continue to focus on the Four R’s that have always been the foundation of our business: Reputation, Relationships, References and Returns.

Sincerely,

James P. Labe
Chief Executive Officer and Chairman of the Board